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                               THE LEGENDS FUND, INC.
                  SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 1, 1997




     The following discussion replaces in its entirety the two paragraphs under "Management of the Fund - ARM Capital Advisers, Inc." on page 12 of the prospectus:

INTEGRITY CAPITAL ADVISORS, INC., formerly known as ARM Capital Advisors, Inc., 515 West Market Street, 8th floor, Louisville, KY 40202, has served as investment manager to all the Portfolios of the Fund. ARM, the parent of the Manager, is a financial services company providing retail and institutional products and services to the long-term savings and retirement market. In May 1998, certain investment funds sponsored by Morgan Stanley Dean Witter (the "MSDW Funds") sold approximately 12.4 million shares of ARM owned by the MSDW Funds in a secondary offering (the "Offering"). Prior to the Offering, the MSDW Funds owned approximately 53% of the outstanding shares of common stock of ARM; following the Offering, the MSDW Funds owned no shares of ARM.

As a result of the Offering, which may be deemed to constitute an indirect change of control of the Manager and therefore an "assignment" under the 1940 Act, the Management Agreement and Sub-Advisory Agreements were terminated. On May 8, 1998, to ensure the continued provision of investment advisory services to the Fund, the Fund's Board of Directors approved interim investment advisory agreements between the Fund, on behalf of each Portfolio, and the respective Sub-Adviser. The annual fee rates payable under the interim agreements are the same as were in effect under the old Sub-Advisory Agreements. The Manager has agreed to provide the services specified in the terminated Management Agreement to the Fund and its Portfolios without charge until a new Management Agreement and new Sub-Advisory Agreements have been approved by shareholders. It is expected that a shareholder vote to approve a new Management Agreement and new Sub-Advisory Agreements will be held in July 1998.

The date of this Prospectus Supplement is May 14, 1998.